UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2016

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On March 23, 2016, Mr. Russell C. Horowitz notified Marchex, Inc. (“Marchex” or the “Company”) of his decision not to stand for reelection to the Board of Directors of the Company (the “Board”), at the Annual Meeting of Stockholders to be held in 2016. His decision is not due to any disagreement with the Company or the Board.

On March 23, 2016, the Board approved a reduction in the size of the Board from seven to six directors, effective immediately prior to the Annual Meeting of Stockholders to be held in 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: March 29, 2016	By:	/s/ PETER CHRISTOTHOULOU
	Name:	Peter Christothoulou
	Title:	Chief Executive Officer